Trade and other payables	12 Months Ended
Dec. 31, 2023
Trade and other payables
Trade and other payables

20 Trade and other payables

	2023	2022	2021
	$m	$m	$m
Current liabilities
Trade payables	3,267	2,550	2,824
Value-added and payroll taxes and social security	492	468	463
Rebates, chargebacks, returns and other revenue accruals	7,817	6,078	5,298
Clinical trial accruals	1,424	1,417	1,047
Other accruals	6,112	5,551	5,649
Collaboration Revenue contract liabilities	7	12	12
Vaccine contract liabilities	142	169	1,003
Deferred government grant income	–	1	67
Contingent consideration	966	757	849
Acerta Pharma share purchase liability (Note 26)	833	867	920
Other payables	1,314	1,170	806
Total	22,374	19,040	18,938
Non-current liabilities
Accruals	36	37	25
Collaboration Revenue contract liabilities	7	14	26
Contingent consideration	1,171	1,465	2,016
Acerta Pharma share purchase liability (Note 26)	–	779	1,538
Other payables	1,446	1,975	1,328
Total	2,660	4,270	4,933

Included within Rebates, chargebacks, returns and other revenue accruals are contract liabilities of $102m (2022: $87m; 2021: $99m). The revenue recognised in the year from opening contract liabilities is $88m, comprising $76m relating to other revenue accruals and $12m Collaboration Revenue contract liabilities. The major markets with Rebates, chargebacks, returns and other revenue accruals are the US where the liability at 31 December 2023 amounted to $5,116m (2022: $3,961m; 2021: $3,172m), of which Rare Disease comprises $190m (2022: $139m; 2021: $127m), and China where the liability at 31 December 2023 amounted to $567m (2022: $579m; 2021: $814m).

Trade payables includes $123m (2022: $67m; 2021: $44m) due to suppliers that have signed up to a supply chain financing programme, under which the suppliers can elect on an invoice-by-invoice basis to receive a discounted early payment from the relationship bank rather than being paid in line with the agreed payment terms. If the option is taken, the Group’s liability is assigned by the supplier to be due to the relationship bank rather than the supplier. The value of the liability payable by the Group remains unchanged. The Group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the definition of trade payables or should be classified as borrowings. At 31 December 2023, the payables met the criteria of Trade payables. The supply chain financing programme operates in the US, UK, Sweden, China and Germany, and as at 31 December 2023, the programme had 461 suppliers enrolled across these countries.

Vaccine contract liabilities relate to amounts received from customers, primarily government bodies, in advance of supply of product.

Deferred government grant income relates to government grants received or receivable but for which the related expenses have not been incurred.

Included within current Other payables are liabilities to Daiichi Sankyo totalling $199m (2022: $100m; 2021: $nil) resulting from the collaboration agreement in relation to Enhertu entered into in March 2019 and $nil (2022: $nil; 2021: $324m) in relation to Dato-DXd entered into in July 2020. Additionally, included within non-current Other payables are liabilities totalling $774m (2022: $1,125m; 2021: $100m) as a result of the Enhertu collaboration agreement and $464m (2022: $nil; 2021: $nil) as a result of the Airsupra collaboration agreement.

In November 2020, Calquence received marketing approval in the EU, which removed all remaining conditionality in respect of the Acerta Pharma put and call options regarding the non-controlling interest; the option was exercised in April 2021 (see Note 26). The payments will be made in similar annual instalments in 2022 through to 2024, with the first payment of $920m made in 2022 and the second payment of $867m made in 2023, with a closing liability as at 31 December 2023 of $833m (2022: $1,646m; 2021: $2,458m). Interest arising from amortising the liability is included within Finance expense (see Note 3). The associated cash flows are disclosed as financing activities within the Consolidated Statement of Cash Flows.

With the exception of Contingent consideration payables of $2,137m (2022: $2,222m; 2021: $2,865m) which are held at fair value within Level 3 of the fair value hierarchy as defined in Note 12, all other financial liabilities are held at amortised cost with carrying value being a reasonable approximation of fair value.

Contingent consideration

	2023	2022	2021
	$m	$m	$m
At 1 January	2,222	2,865	3,323
Additions through business combinations	60	–	–
Settlements	(826)	(772)	(643)
Disposals	–	(121)	–
Revaluations	549	82	14
Reclassification to Other payables	–	–	(55)
Discount unwind (Note 3)	132	168	226
At 31 December	2,137	2,222	2,865

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

Revaluations of Contingent consideration are recognised in Selling, general and administrative expense and include an increase of $520m in 2023 (2022: an increase of $182m; 2021: an increase of $42m) based on revised milestone probabilities, and revenue and royalty forecasts, relating to the acquisition of BMS’s share of the Global Diabetes Alliance. Discount unwind on the liability is included within Finance expense (see Note 3).

The discount rate used for the Contingent consideration balances range from 5% to 8%. The most significant Contingent consideration balance is the Global Diabetes Alliance which is discounted at 8% and is reviewed against comparable benchmarks on a regular basis.

Management has identified that reasonably possible changes in certain key assumptions, including the likelihood of achieving successful trial results, obtaining regulatory approval, the projected market share of the therapy area and expected pricing for launched products, may cause the calculated fair value of the above contingent consideration to vary materially in future years.

The contingent consideration balance relating to BMS’s share of Global Diabetes Alliance of $1,945m (2022: $2,124m; 2021: $2,544m) would increase/decrease by $195m with an increase/decrease in sales of 10% as compared with the current estimates.

The maximum development and sales milestones payable under outstanding Contingent consideration arrangements arising on business combinations are as follows:

		Nature of	Maximum future milestones
Acquisitions	Year	contingent consideration	$m
Spirogen	2013	Milestones	180
Amplimmune, Inc.	2013	Milestones	150
Almirall[1]	2014	Milestones and royalties	345
Neogene	2023	Milestones	110

1	These contingent consideration liabilities have been designated as the hedge instrument in a net investment hedge of foreign currency risk arising on the Group’s underlying US dollar net investments held in non-US dollar denominated subsidiaries. Exchange differences on the retranslation of the contingent consideration liability are recognised in Other comprehensive income to the extent that the hedge is effective. Any ineffectiveness is taken to profit.

The amount of royalties payable under the arrangements is inherently uncertain and difficult to predict, given the direct link to future sales and the range of outcomes. The maximum amount of royalties payable in each year is with reference to net sales.